THIRD AMENDMENT TO EA SERIES TRUST
ETF DISTRIBUTION AGREEMENT
September 2, 2026
This THIRD AMENDMENT (“Amendment”) to the ETF Distribution Agreement dated May 1, 2026 (the “Agreement”), by and between EA Series Trust, a Delaware statutory trust (the “Trust”), and PINE Distributors, LLC, a Delaware limited liability company (the “Distributor”), is entered into as of the date first written above (the “Effective Date”).
WHEREAS, The Trust and the Distributor (collectively the “Parties”) desire to amend Exhibit A of the Agreement to reflect an updated list of funds; and
WHEREAS, Section 8(b) of the Agreement requires that amendments to the Agreement be made in writing and executed by all parties.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Exhibit A of the Agreement is hereby deleted and replaced in its entirety with Exhibit A attached hereto.
IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the Effective Date.

PINE Distributors, LLC                EA Series Trust

By: /s/Mark Fairbanks                    By: /s/Michael D. Barolsky
Name: Mark Fairbanks                    Name: Michael D. Barolsky
Title: President                        Title: Secretary & Vice President

ETF DISTRIBUTION AGREEMENT
EXHIBIT A
September 2, 2026

Fund	Ticker	Date Added
3A Capital All World Equity ETF	AAWE	7/17/2026
Alpha Architect International Quantitative Momentum ETF	IMOM	6/30/2026
Alpha Architect International Quantitative Value ETF	IVAL	6/30/2026
Alpha Architect U.S. Quantitative Momentum ETF	QMOM	6/30/2026
Alpha Architect U.S. Quantitative Value ETF	QVAL	6/30/2026
Alpha Architect Global Factor Equity ETF	AAVM	6/30/2026
Alpha Architect Global Equity ETF	AAGL	6/30/2026
Alpha Architect High Inflation and Deflation ETF	HIDE	6/30/2026
Alpha Architect US Equity ETF	AAUS	6/30/2026
Alpha Architect US Equity 2 ETF	AAEQ	6/30/2026
Alpha Architect US Equity 3 ETF	AAUA	6/30/2026
Alpha Architect US Equity 4 ETF	AAUB	6/30/2026
Alpha Architect US Equity 5 ETF	AAUD	6/30/2026
Alpha Architect US Equity 6 ETF	AAUE	6/30/2026
Alpha Architect US Equity Growth ETF	AAGW	6/30/2026
Alpha Architect 1-3 Month Box ETF	BOXX	6/30/2026
Alpha Architect Tail Risk ETF	CAOS	6/30/2026
Alpha Architect 1-3 Year Box ETF	BOXS	6/30/2026
Alpha Architect Intermediate-Term Treasury Bond ETF	BOXI	6/30/2026
Alpha Architect Long-Term Treasury Bond ETF	BOXL	6/30/2026
Alpha Architect Inflation-Protected Securities ETF	BOXP	6/30/2026
Alpha Architect Real Estate ETF	BOXR	6/30/2026
Alpha Architect Aggregate Bond ETF	BOXA	6/30/2026
Arin Tactical Tail Risk ETF	ATTR	6/30/2026
Alpha Blue Capital US Small-Mid Cap Dynamic ETF	ABCS	6/30/2026
Altrius Global Dividend ETF	DIVD	6/30/2026
Amplius Aggressive Asset Allocation ETF	AAAA	6/30/2026
AOT Growth and Innovation ETF	AOTG	6/30/2026
Argent Large Cap ETF	ABIG	6/30/2026
Argent Focused Small Cap ETF	ALIL	6/30/2026
Argent Mid Cap ETF	AMID	6/30/2026
ARS Focused Opportunities Strategy ETF	AFOS	6/30/2026
ARS Core Equity Portfolio ETF	ACEP	6/30/2026
EA Astoria Beacon Dynamic Core US Fixed Income ETF	AGGA	6/30/2026
Astoria US Quality Growth Kings ETF	GQQQ	6/30/2026
Astoria US Equal Weight Quality Kings ETF	ROE	6/30/2026
Astoria International Quality Growth Kings ETF	IQGR	6/30/2026
Avory Foundational ETF	AVRY	6/30/2026
Avos Global Equities ETF	AVOS	6/30/2026
Bastion Energy ETF	BESF	6/30/2026
Bridges Capital Tactical ETF	BDGS	6/30/2026
EA Bridgeway Blue Chip ETF	BBLU	6/30/2026
Exhibit A-1

EA Bridgeway Omni Small-Cap Value ETF	BSVO	6/30/2026
EA Bridgeway Aggressive Investors ETF	BAGX	6/30/2026
EA Bridgeway Select Small-Cap Value ETF	BRSV	6/30/2026
EA Bridgeway Ultra-Small Company Market ETF	BUSM	6/30/2026
BWM Quality Growth ETF	BWQG	6/30/2026
Brickworks Core US Equity ETF	BWCE	7/17/2026
Brickworks Extended Market ETF	BWEM	7/17/2026
Castellan Targeted Equity ETF	CTEF	6/30/2026
Castellan Targeted Income ETF	CTIF	6/30/2026
CG Flagship Equity ETF	CGFS	6/30/2026
City Different Investments Global Equity ETF	CDIG	6/30/2026
City Different Investments SMID Cap Core Equity ETF	CDSM	6/30/2026
Cloverpoint Core Alpha US ETF	CAUS	6/30/2026
Cloverpoint Core Alpha Global ETF	CAGB	6/30/2026
Cloverpoint Core Alpha International ETF	CAIN	6/30/2026
Cloverpoint Core Alpha Power Evolution ETF	CAPF	6/30/2026
Coastal Compass 100 ETF	ROPE	6/30/2026
Concourse Capital Focused Equity ETF	CCFE	6/30/2026
Dakota Active Equity ETF	DAK	6/30/2026
DAC 3D Dividend Growth ETF	DVGR	6/30/2026
Draco Evolution AI ETF	DRAI	6/30/2026
Euclidean Fundamental Value ETF	ECML	6/30/2026
Freedom Day Dividend ETF	MBOX	6/30/2026
Gadsden Dynamic Multi-Asset ETF	GDMA	6/30/2026
Guru Favorite Stocks ETF	GFGF	6/30/2026
Honeytree U.S. Equity ETF	BEEZ	6/30/2026
Humilis US SMID Focused ETF	HISM	6/30/2026
Humilis US Large Cap Fundamental Value ETF	HISV	6/30/2026
Humilis US Focused Opportunities ETF	HIS	6/30/2026
Humilis US Dividend Growth Opportunities ETF	HISD	6/30/2026
Intelligent Alpha Atlas ETF	GPT	6/30/2026
JLens 500 Jewish Advocacy U.S. ETF	TOV	6/30/2026
Keating Active ETF	KEAT	6/30/2026
Freedom 100 Emerging Markets ETF	FRDM	6/30/2026
Longnook Uncommon Compounders ETF	LUNC	9/2/2026
TBG Dividend Focus ETF	TBG	6/30/2026
Manzil Russell Halal USA Broad Market ETF	MNZL	6/30/2026
MarketDesk Focused U.S. Dividend ETF	FDIV	6/30/2026
MarketDesk Focused U.S. Momentum ETF	FMTM	6/30/2026
MarketDesk International Momentum ETF	XUSM	7/17/2026
Matrix Advisors Value ETF	MAVF	6/30/2026
MC Trio Equity Buffered ETF	TRIO	6/30/2026
Militia Long/Short Equity ETF	ORR	6/30/2026
MKAM ETF	MKAM	6/30/2026
Moonvest ETF	MNVT	6/30/2026
Morgan Dempsey Large Cap Value ETF	MDLV	6/30/2026
MRBL Enhanced Equity ETF	EDGE	6/30/2026
Efficient Market Portfolio Long ETF	EMPL	6/30/2026
Exhibit A-2

Efficient Market Portfolio Plus ETF	EMPB	6/30/2026
BufferLABS US Equity Dynamic Buffer ETF	BFLB	6/30/2026
Optimal Tax Managed Equity ETF	OTAX	6/30/2026
Defined Duration 10 ETF	DDXX	6/30/2026
Defined Duration 5 ETF	DDV	6/30/2026
Defined Duration 20 ETF	DDXX	6/30/2026
Qualivian Focus Fund ETF	QFF	6/30/2026
Research Affiliates Deletions ETF	NIXT	6/30/2026
RACWI US ETF	RAUS	6/30/2026
Rainwater Equity ETF	RW	6/30/2026
Relative Sentiment Tactical Allocation ETF	MOOD	6/30/2026
Goaltender ETF	GTND	6/30/2026
Sapient Quality Select ETF	SQS	6/30/2026
Sarmaya Thematic ETF	LENS	6/30/2026
Bushido Capital US SMID Cap Equity ETF	RNIN	6/30/2026
Bushido Capital US Equity ETF	SMRI	6/30/2026
Sequoia Select Equity Income ETF	SFGV	6/30/2026
Sequoia Select Large Core ETF	SFEI	7/17/2026
Sequoia Select Large Growth ETF	SFLC	7/17/2026
Sequoia Select SMID ETF	SFLG	7/17/2026
Sequoia Select Global Equity ETF	SFSM	7/17/2026
Sequoia Global Value ETF	SFGS	7/17/2026
Significance Capital Enhanced Alpha ETF	SGIV	6/30/2026
YOKE Core ETF	YOKE	6/30/2026
Sophus Capital Emerging Market ETF	EMEM	6/30/2026
Sophus Capital Emerging Market Small Cap ETF	EMSC	6/30/2026
Sparkline International Intangible Value ETF	DTAN	6/30/2026
Sparkline US Small Cap Intangible Value ETF	STAN	6/30/2026
Sparkline Emerging Markets Intangible Value ETF	ETAN	6/30/2026
Sparkline Intangible Value ETF	ITAN	6/30/2026
Stance Sustainable Beta ETF	CHGX	6/30/2026
StockSnips AI-Powered Sentiment US All Cap ETF	NEWZ	6/30/2026
Strive Enhanced Income Short Maturity ETF	BUXX	6/30/2026
Strive U.S. Energy ETF	DRLL	6/30/2026
Strive Natural Resources and Security ETF	FTWO	6/30/2026
Strive U.S. Semiconductor ETF	SHOC	6/30/2026
Strive 500 ETF	STRV	6/30/2026
Strive 1000 Dividend Growth ETF	STXD	6/30/2026
Strive Emerging Markets Ex-China ETF	STXE	6/30/2026
Strive 1000 Growth ETF	STXG	6/30/2026
Strive Small-Cap ETF	STXK	6/30/2026
Strive Total Return Bond ETF	STXT	6/30/2026
Strive 1000 Value ETF	STXV	6/30/2026
Suncoast Select Growth ETF	SEMG	6/30/2026
Burney U.S. Factor Rotation ETF	BRNY	6/30/2026
Burney U.S. Equity Select ETF	BRES	6/30/2026
The Investment House ETF	TIH	6/30/2026
RockCreek Global Equality ETF	RCGE	6/30/2026
Exhibit A-3

Towle Value ETF	TCV	6/30/2026
Variant Perception Cycle Aware US Equity ETF	VPX	6/30/2026
Warren Street Global Equity ETF	WSGE	6/30/2026
Warren Street Global Bond ETF	WSGB	6/30/2026
WHITEWOLF Publicly Listed Private Equity ETF	LBO	6/30/2026
WHITEWOLF Commercial Real Estate Finance Income ETF	CREF	6/30/2026

Exhibit A-4